CEDAR DEVELOPMENT CO.
                          P.O. Box 1410
                         Davis, CA  95617



                          March 28, 1997



R. Michael Flick
Credit Specialist
Federal Deposit Insurance Corporation
P.O. Box 9349
Newport Beach, CA  92658

     Re:  Shares of Baby Grand Corp.

Dear Mr. Flick:

     We are in receipt of your letter dated March 18, 1997, asserting a right to vote the shares of Baby Grand Corp., JBA Investments, Inc., and J.A., Inc., owned by Cedar Development Co. (herein collectively "Shares"). We disagree with your contention that the FDIC holds the right to assert voting control over the Shares. We will continue to conduct our business, including our ownership of the Shares, as we deem appropriate under the circumstances.

     Please understand that the FDIC will be liable for any damages should you wrongfully attempt to exercise the voting rights to the Shares.

                              Very truly yours,

                              /s/ John B. Anderson

                              John B. Anderson, President

cc:  Kummer Kaempfer Bonner & Renshaw
     Attn:  Michael Bonner